UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2020

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 23, 2020, Northern Oil and Gas, Inc. (“Northern”) issued a press release that it plans to undertake a reverse stock split of its common stock at a ratio ranging from any whole number between 1-for-6 to 1-for-10, as determined by Northern’s Board of Directors, and a reduction in the number of authorized shares of Northern’s common stock as set forth in the chart below based on the reverse stock split ratio that is selected.

Ratio	Number of Shares of Common Stock Authorized
1:6	225,000,000
1:7	192,857,143
1:8	168,750,000
1:9	150,000,000
1:10	135,000,000

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The reverse stock split will reduce the number of Northern shares of common stock outstanding and is expected to increase the per share trading price of Northern’s common stock, which may improve marketability and facilitate its trading.

When the reverse stock split becomes effective, each number of shares between six to ten (depending on the reverse stock split ratio selected by Northern’s Board of Directors) shares of Northern’s common stock will automatically be converted into one share of common stock. Northern does not anticipate issuing fractional shares as a result of the reverse stock split; stockholders entitled to receive fractional shares as a result of the reverse stock split will receive cash payments in lieu of such shares.

The reverse stock split and authorized share reduction will not change the proportionate equity interests or voting rights of holders of common stock, subject to the treatment of fractional shares.

Northern will hold a special meeting of stockholders in the third quarter of 2020 to seek approval of proposals to authorize the reverse stock split and authorized share reduction. The affirmative vote of the holders of a majority of the shares entitled to vote at the special meeting is required to adopt and approve such proposals. Holders of record of Northern’s common stock as of the close of business on June 25, 2020, will be entitled to notice of and to vote at the special meeting. Northern has filed a preliminary proxy statement regarding the special meeting with the U.S. Securities and Exchange Commission (the “SEC”).

The reverse stock split and authorized share reduction are subject to market and other customary conditions, including stockholder approval. Northern reserves the right, at its sole discretion, to abandon the reverse stock split and authorized share reduction at any time prior to filing the applicable certificate of amendment with the Secretary of State of the State of Delaware.

IMPORTANT INFORMATION ABOUT THE REVERSE STOCK SPLIT PROPOSAL AND AUTHORIZED SHARE REDUCTION PROPOSAL

This communication may be deemed to be solicitation material in connection with the proposal to be submitted to Northern’s stockholders at its special meeting seeking approval to effect a reverse stock split and authorized share reduction. In connection therewith, Northern has filed a preliminary proxy statement on Schedule 14A with the SEC. Stockholders are urged to read the preliminary proxy statement and all other relevant documents filed with the SEC when they become available, including the definitive proxy statement, because they will contain important information about the reverse stock split proposal and authorized share reduction proposal.
Investors and security holders will be able to obtain the documents when available free of charge at the SEC’s website, www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC when available at Northern’s website, www.NorthernOil.com. Information contained on such websites or that can be accessed through such websites does not constitute a part of this press release.

PARTICIPANTS IN THE SOLICITATION

Northern and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Northern’s stockholders in respect to the reverse stock split proposal and authorized share reduction proposal. Information about the directors and executive officers of Northern is set forth in Northern’s preliminary proxy statement, which was filed with the SEC on June 23, 2020. Investors may obtain additional information regarding the interests of Northern and its directors and executive officers in the reverse stock split proposal and authorized share reduction proposal by reading the preliminary proxy statement and, when it becomes available, the definitive proxy statement relating to the special meeting.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this release regarding Northern’s results of operations, business strategy, plans and objectives of management for future operations, actual or potential future production and cash flow, industry conditions, timing and benefits of pending acquisitions, and other matters are forward-looking statements. When used in this release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond Northern’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: the possibility that stockholder approval for the reverse stock split or authorized share reduction may not be obtained, the possibility that the reverse stock split or authorized share reduction may not have their intended effects, the possibility that factors unrelated to the reverse stock split or authorized share reduction may impact the per share trading price of Northern’s common stock, the effects of the COVID-19 pandemic and related economic slowdown, changes in crude oil and natural gas prices, the pace of drilling and completions activity on Northern’s current properties and properties pending acquisition, Northern’s ability to acquire additional development opportunities, changes in Northern’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which Northern conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, Northern’s ability to raise or access capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting Northern’s operations, products, services and prices. Additional information concerning potential factors that could affect future financial results is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated from time to time in amendments and subsequent reports filed with the SEC.

Northern has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Northern’s control. Northern does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Northern Oil and Gas, Inc., dated June 23, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2020	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary